UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 2, 2019, AMC Entertainment Holdings, Inc.’s (the “Company”) Board of Directors (the “Board”) expanded the Board size from ten to eleven members and elected Lin (Lincoln) Zhang as a director of the Company, to fill the newly created position on the Board. Mr. Zhang will serve as a Class III director of the Company with a term expiring at the Company’s 2022 Annual Meeting of Stockholders. Mr. Zhang has not been appointed to serve on any committees of the Board. Mr. Zhang previously served on the Board from 2012 to 2018.

Mr. Zhang is an employee of AMC’s controlling stockholder, Dalian Wanda Group Co., Ltd. (together with its affiliates, “Wanda”). Mr. Zhang will not receive any compensation as a result of his service on the Board.

Mr. Zhang has an indemnification agreement with the Company pursuant to which the Company will indemnify him from certain liabilities that may arise by reason of his status as a director and to advance certain expenses incurred by him. The form of indemnification agreement was filed as an exhibit to Amendment No. 3 to the Company’s Form S-1 Registration Statement, filed with the SEC on November 22, 2013, and the terms of the indemnification agreement are incorporated herein by reference.

There are no arrangements or understandings between Mr. Zhang and any other persons pursuant to which he was selected a director of the Company. There are no transactions between Mr. Zhang, on the one hand, and the Company on the other, that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 8.01                                           Other Events

Effective December 2, 2019, Maojun (John) Zeng resigned as non-executive Chairman of the Board. Mr. Zeng will continue to serve as a member of the Board. On December 2, 2019, the Board appointed Lin (Lincoln) Zhang as the non-executive Chairman of the Board to fill the vacancy created by Mr. Zeng’s resignation. Mr. Zhang is not independent under rules of the New York Stock Exchange or within the meaning of the Securities Exchange Act of 1934.

On December 3, 2019, the Company issued a press release announcing the appointment of Mr. Zhang to the Company’s Board and as non-executive Chairman of the Board as described in this Report on Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1	Lin Zhang Rejoins AMC Entertainment Holdings, Inc. Board of Directors as Non-Executive Chairman press release dated December 3, 2019.
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: December 3, 2019	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and
Chief Financial Officer

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